Exhibit 23.1


                       Consent of Independent Accountants



We hereby consent to the use in this Amendment No. 4 to Registration Statement No. 333-87839, on Form SB-2 and the Prospectus contained therein of our report dated September 9, 1999, relating to the financial statements of LVPS Microfacility, Inc. which appears in such Prospectus.

                                             /s/  McKennon, Wilson & Morgan LLP
                                             ----------------------------------
                                                  McKennon, Wilson & Morgan LLP

Irvine, California
May 17, 2000